UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 7, 2005

                          Rand Acquisition Corporation
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             (Exact name of registrant as specified in its charter)

           Delaware                 000-50908                    20-1195343
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(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)

450 Park Avenue, 10th Floor, New York, New York                     10022
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   (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (212) 644-3450


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

Item 7.01 of Rand Acquisition Corporation's ("Rand") Current Report on Form 8-K filed September 7, 2005 is hereby amended to include the following:

Included on pages 36 and 39 of the presentation materials attached as Exhibit
99.1 is selected financial information for Lower Lakes Towing Ltd. as of March 31, 2005 and for its 2005, 2004, 2003 and 2002 fiscal years. The selected financial was derived from unaudited, combined, Lower Lakes' management-prepared, Canadian GAAP financial statement of Lower Lakes and its subsidiary, Lower Lakes Transportation Company, and equity investee, Grand River Navigation Company, Inc. On January 13, 2006 Rand filed a Schedule 14A containing US GAAP audited consolidated financial statements of Lower Lakes. The
Schedule 14A can be obtained, without charge, at the Securities and Exchange Commission's internet site (http://www.sec.gov). The differences between the two sets of financial data are reconciled in Exhibit 99.2 attached hereto and incorporated herein by reference.

Rand and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of Rand stockholders to be held to approve the acquisition. Stockholders of Rand are advised to read Rand's preliminary proxy statement and, when available, definitive proxy statement in connection with Rand's solicitation of proxies for the special meeting because these statements will contain important information. The definitive proxy statement will be mailed to stockholders of record as of the record date for voting on the acquisition. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to: Rand Acquisition Corporation, 450 Park Avenue, Suite 1001, New York, New York 10022. The preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the Securities and Exchange Commission's internet site (http://www.sec.gov).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 of Rand Acquisition Corporation's ("Rand") Current Report on Form 8-K filed September 7, 2005 is hereby amended to include the following:

Exhibits:

99.2 Reconciliation of financial information included in Form 8-K filed September 7, 2005 to audited financial statements included in Schedule 14A filed January 13, 2006

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RAND ACQUISITION CORPORATION


Date: January 13, 2006                 By: /s/Laurence S. Levy
                                           -------------------------------------
                                       Name:  Laurence S. Levy
                                       Title: Chairman of the Board and Chief
                                              Executive Officer,
                                              (Principal Executive and Financial
                                              and Accounting Officer)